UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2025

Silver Capital Holdings LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01215	81-3233378
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.

On June 9, 2025 (the “Second Amendment Date”), Goldman Sachs Private Middle Market Credit SPV II LLC (“SPV II”), a wholly owned subsidiary of Silver Capital Holdings LLC (the “Company”), entered into the second amendment (the “Second Amendment”) to the Loan and Security Agreement, dated as of October 25, 2024 (as otherwise amended, supplemented or otherwise modified in effect from time to time, including by the Second Amendment), by and among SPV II, as borrower, the Company, as the parent and portfolio manager, the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), and State Street Bank and Trust Company, as collateral agent, securities intermediary and collateral administrator.

The Second Amendment provides for, among other things, (i) an increase in the aggregate facility commitments from $240,000,000 to $290,000,000, (ii) a reinvestment period commencing June 9, 2025 and ending on October 25, 2026 or such earlier date in accordance with the terms of the Second Amendment, during which SPV II may make and prepay borrowings under the facility, in an amount not to exceed the difference of the aggregate facility commitments and the principal amount of advances drawn and unpaid as of the Second Amendment Date, to fund its obligations with respect to unfunded commitments under specified portfolio investments and (iii) the payment by SPV II of a commitment fee accruing at 0.50% per annum on the average daily unused amount of the facility commitments in connection with the foregoing to the Administrative Agent for the ratable benefit of the Lenders.

The foregoing description is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Second Amendment to Loan and Security Agreement, dated as of June 9, 2025, by and among Goldman Sachs Private Middle Market Credit SPV II LLC, as borrower, Silver Capital Holdings LLC, as the parent and portfolio manager, the lenders party thereto, JPMorgan Chase Bank, National Association, as administrative agent, and State Street Bank and Trust Company, as collateral agent, securities intermediary and collateral administrator.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Capital Holdings LLC (Registrant)

Date: June 12, 2025	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President